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Exhibit 21.1

SENIOR HOUSING PROPERTIES TRUST
SUBSIDIARIES OF THE REGISTRANT

Name	State of Formation, Organization or Incorporation
CCC Alpha Investments Trust	Maryland
CCC Delaware Trust	Maryland
CCC Financing I Trust	Maryland
CCC Financing Limited, L.P.	Delaware
CCC Investments I, L.L.C.	Delaware
CCC Leisure Park Corporation	Delaware
CCC of Kentucky Trust	Maryland
CCC Ohio Healthcare Trust	Maryland
CCC Pueblo Norte Trust	Maryland
CCC Retirement Communities II, L.P.	Delaware
CCC Retirement Partners Trust	Maryland
CCC Retirement Trust	Maryland
CCC Senior Living Corporation	Delaware
CCCP Senior Living LLC	Delaware
CCDE Senior Living LLC	Delaware
CCFL Senior Living LLC	Delaware
CCOP Senior Living LLC	Delaware
CCSL Senior Living LLC	Delaware
Crestline Ventures LLC	Delaware
CSL Group, Inc.	Indiana
Ellicott City Land I, LLC	Delaware
HRES1 Properties Trust	Maryland
HRES2 Properties Trust	Maryland
Legacy Portfolio Holding Trust	Maryland
Leisure Park Venture Limited Partnership	Delaware
Lexington Office Realty Trust (Nominee Trust)	Massachusetts
LTJ Senior Communities LLC	Delaware
MSD—Beaufort, LLC	Maryland
MSD—Bowling Green, LLC	Maryland
MSD—Camden, LLC	Maryland
MSD—Cleveland, LLC	Maryland
MSD—Conyers, LLC	Maryland
MSD—Cookeville, LLC	Maryland
MSD—Cullman, LLC	Maryland
MSD—Franklin, LLC	Maryland
MSD—Gainesville, LLC	Maryland
MSD—Hartsville, LLC	Maryland
MSD—Hopkinsville, LLC	Maryland
MSD—Jackson, LLC	Maryland
MSD—Knoxville, LLC	Maryland
MSD—Lexington, LLC	Maryland
MSD—Macon, LLC	Maryland
MSD—Madison, LLC	Maryland
MSD—Orangeburg, LLC	Maryland
MSD—Paducah, LLC	Maryland
MSD—Seneca, LLC	Maryland

Name	State of Formation, Organization or Incorporation
MSD—Sheffield, LLC	Maryland
MSD Pool 1 LLC	Maryland
MSD Pool 2 LLC	Maryland
O.F.C. Corporation	Indiana
Panther GenPar Trust	Maryland
Panther Holdings Level I, L.P.	Delaware
RSA Healthcare, Inc.	Tennessee
Savannah Square, Inc.	Georgia
SHOPCO-SD, LLC	Delaware
SNH ALT Leased Properties Trust	Maryland
SNH ALT Mortgaged Properties Trust	Maryland
SNH Ashton Gables LLC	Maryland
SNH BRFL Properties LLC	Delaware
SNH BRFL Tenant LLC	Delaware
SNH CALI Tenant LLC	Delaware
SNH Capital Trust Holdings	Maryland
SNH Capital Trust I	Maryland
SNH Capital Trust II	Maryland
SNH Capital Trust III	Maryland
SNH CCMD Properties LLC	Delaware
SNH CCMD Properties Borrower LLC	Delaware
SNH CCMD Tenant LLC	Delaware
SNH CHS Properties Trust	Maryland
SNH Clear Creek Properties Trust	Maryland
SNH FM Financing LLC	Delaware
SNH FM Financing Trust	Maryland
SNH IL Properties Trust	Maryland
SNH Independence Park LLC	Delaware
SNH Knight Properties Trust	Maryland
SNH Lakeview Estates LLC	Maryland
SNH LTF Properties LLC	Maryland
SNH Medical Office Properties LLC	Delaware
SNH Medical Office Properties Trust	Maryland
SNH Medical Office Realty Trust (Nominee Trust)	Massachusetts
SNH Northeast Medical Arts Center LLC	Delaware
SNH NS Mtg Properties 2 Trust	Maryland
SNH NS Mtg Properties 3 Trust	Maryland
SNH NS Mtg Properties 4 Trust	Maryland
SNH NS Properties Trust	Maryland
SNH PLFL Properties LLC	Delaware
SNH PLFL Tenant LLC	Delaware
SNH RMI Fox Ridge Manor Properties LLC	Maryland
SNH RMI Jefferson Manor Properties LLC	Maryland
SNH RMI McKay Manor Properties LLC	Maryland
SNH RMI Northwood Manor Properties LLC	Maryland
SNH RMI Oak Woods Manor Properties LLC	Maryland
SNH RMI Park Square Manor Properties LLC	Maryland
SNH RMI Properties Holding Company LLC	Maryland
SNH RMI Smith Farms Manor Properties LLC	Maryland
SNH RMI Sycamore Manor Properties LLC	Maryland
SNH SE Ashley River LLC	Delaware

Name	State of Formation, Organization or Incorporation
SNH SE Ashley River Tenant LLC	Delaware
SNH SE Barrington Boynton LLC	Delaware
SNH SE Barrington Boynton Tenant LLC	Delaware
SNH SE Burlington LLC	Delaware
SNH SE Burlington Tenant LLC	Delaware
SNH SE Daniel Island LLC	Delaware
SNH SE Daniel Island Tenant LLC	Delaware
SNH SE Habersham Savannah LLC	Delaware
SNH SE Habersham Savannah Tenant LLC	Delaware
SNH SE Holly Hill LLC	Delaware
SNH SE Holly Hill Tenant LLC	Delaware
SNH SE Kings Mtn LLC	Delaware
SNH SE Kings Mtn Tenant LLC	Delaware
SNH SE Mooresville LLC	Delaware
SNH SE Mooresville Tenant LLC	Delaware
SNH SE N. Myrtle Beach LLC	Delaware
SNH SE N. Myrtle Beach Tenant LLC	Delaware
SNH SE Properties LLC	Delaware
SNH SE Properties Trust	Maryland
SNH SE Tenant TRS, Inc.	Maryland
SNH Somerford Properties Trust	Maryland
SNH Teaneck Properties LLC	Delaware
SNH Teaneck Tenant LLC	Delaware
SNH Tellico Village Property LLC	Maryland
SNH TRS, Inc.	Delaware
SNH Well Properties GA-MD LLC	Delaware
SNH Well Properties Trust	Maryland
SNH Yonkers Properties Trust	Maryland
SNH Yonkers Tenant Inc.	Maryland
SNH/CSL Properties Trust	Maryland
SNH/LTA Properties GA LLC	Maryland
SNH/LTA Properties Trust	Maryland
SNH/LTA SE Home Place New Bern LLC	Delaware
SNH/LTA SE McCarthy New Bern LLC	Delaware
SNH/LTA SE Wilson LLC	Delaware
Somerford Corp.	Delaware
SPTGEN Properties Trust	Maryland
SPTIHS Properties Trust	Maryland
SPT-Michigan Trust	Maryland
SPTMISC Properties Trust	Maryland
SPTMNR Properties Trust	Maryland
SPTMRT Properties Trust	Maryland
SPTSUN Properties Trust	Maryland
SPTSUN II Properties Trust	Maryland

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  Exhibit 21.1